SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 4, 2002

CROWN AMERICAN REALTY TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12216	25-1713733
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PASQUERILLA PLAZA, JOHNSTOWN, PENNSYLVANIA 15901

(Address of principal executive offices)

(814) 536-4441

(Registrant's telephone number)

Item 9. Regulation FD Disclosure

Crown American Realty Trust hereby furnishes the text for a presentation made on December 4, 2002, at FBR's Investor Conference in New York, NY.

CROWN AMERICAN
REALTY TRUST

FBR Investor Conference
New York City
December 4, 2002

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on assumptions and expectations, which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy. Future events and actual results, financial and otherwise, may differ from the results discussed in the forward-looking statements. Risk and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and credit market conditions, the ability to refinance maturing indebtedness, the impact of competition, consumer buying trends, financing and development risks, construction and lease-up delays, cost overruns, the level and volatility of interest rates, the rate of revenue increases versus expense increases and financial stability of tenants within the retail industry, as well as other risks listed from time to time in the Company's reports filed with the Securities and Exchange Commission or otherwise publicly disseminated by the Company.

Company Overview

  A pioneer in the enclosed mall industry
  Company formed in 1950
  Developed malls, hotels, offices and strip centers
  Malls were taken public in August 1993 (NYSE : CWN)
  Crown currently owns and self-manages 27 enclosed malls
  Owns 50% JV interest in another mall
  Manages one mall and leases another mall for third parties
  17.2 million square feet of GLA in owned portfolio
  Focused on middle-market malls
  Primarily Mid-Atlantic and Southeastern states
  Experienced management team and capabilities in all aspects of mall management
  Strong operating track record

Portfolio Overview

  27 enclosed malls and 1 50%-owned JV mall
  17.2 million square feet of GLA
  Middle Market Focus
  Typically the dominant mall in the trade area
  87% mall shop occupancy at September 30, 2002
  4.4% compound annual growth in mall shop base rent (a)
  3.8% compound annual growth in mall shop tenant sales (a)
  Low tenant occupancy cost: 10.1% at September 30, 2002

(a) Over five years: 9/30/97 to 9/30/02

Five Year Financial Results

  Strong revenue and EBITDA growth since 1997 ($M)
  Bearing the fruits of past capital spending on the properties
  2001 total return of 64% is among highest of all REIT's
  21% total return YTD in 2002
  Yet Crown still trades at significant FFO multiple discount and dividend yield premium to mall REIT peer companies.
Year	'97	'98	'99	'00	01
Revenues ($M)	$ 130.0	$ 146.0	$ 158.0	$ 170.0	$ 185.0
EBITDA ($M)	$ 88.0	$ 98.5	$ 108.3	$ 117.1	$ 116.7

Fundamentals Drive Occupancy and Rent

  Base rent growth every quarter since IPO in 1993
  Average base rent of $20.74 at 9/30/02
  Mall shop occupancy 87% as of 9/30/02
  Improved tenant mix
  Improved tenant credit quality
  12 malls over 90% mall shop occupancy at 9/30/02
Mall shop base rents
End of Year/Period	'95	'96	'97	'98	'99	'00	01	09/02
Base Rents ($ psf)	$ 15.25	$ 15.89	$ 17.09	$ 17.69	$ 18.82	$ 19.44	$ 19.78	$ 20.74

Mall Shop Occupancy
End of Year/Period	'95	'96	'97	'98	'99	'00	01	09/02
Occupancy %	82%	76%	79%	82%	85%	87%	88%	87%

 Tenant Profitability in Crown Malls

Crown Mall Shop Sales PSF Growth has

Out Performed the ICSC Regional Mall Average

CWN

1998 Up 6.1%

1999 Up 6.6%

2000 Up 2.4%

2001 Up 1.5%

ICSC Average

1998 Up 2.8%

1999 Up 2.4%

2000 Up 1.6%

2001 Down 1.9%

  Crown malls are affordable for tenants.
  Represents upside for Crown as portfolio should support a higher occupancy cost
Comparable Mall Shop Sales
Year	'95	'96	'97	'98	'99	'00	01
Comp Sales ($ psf)	$207	$220	$230	$244	$260	$266	$269

Tenant Occupancy Cost
End of Year/Period	'95	'96	'97	'98	'99	'00	01
Occupancy Cost %	11.1%	10.6%	10.4%	10.3%	10.2%	10.2%	10.1%

Tenant Quality and Diversity

 Top 25 Revenue-Generating Tenants*

  Sears, Roebuck and Co. 4.9%
  The Limited Stores, Inc. 3.9%
  J.C. Penney, Inc. 3.8%
  The Gap/Old Navy 2.7%
  The Bon-Ton 2.7%
  Footlocker Inc. 1.9%
  Trans World Entertainment 1.9%
  Fashion Bug 1.5%
  Hallmark-Owned Stores 1.5%
  Shoe-Show of Rocky Mt . 1.5%
  American Eagle Outfitters 1.4%
  Borders Group, Inc. 1.4%
  Zales 1.3%
  Sterling Jewelers 1.3%
  KB Toys 1.2%
  The Finish Line, Inc. 1.1%
  Regis Stores 1.0%
  Payless Shoesource 1.0%
  May Department Stores 1.0%
  Value City Department Stores 0.9%
  Deb Shops Inc. 0.9%
  Tandy Corporation 0.8%
  K-Mart Corporation 0.8%
  Cole National 0.8%
  Wal-Mart Stores 0.7%

Total Top 25 41.9%

*Ranked by Revenues for 12 months ended June 30, 2002

Anchor Tenant Strength

Crown's results:

	No. of Anchor Units
	09/94	Now
May Company	2	12
BonTon	9	15
JC Penney	15	23
Sears	19	23
Kmart	5	2
Hess's	15	0
Others	21	31

Stronger anchors promote better mall shop:

  Leasing
  Occupancy
  Tenant sales

Growth Strategy

  Maximize cash flow from our properties
  Increase total occupancy, including with non-traditional tenants
  Raise average rental rates
  Increase revenues from temporary and seasonal leasing, sponsorships and other sources
  Control operating and financing costs
  Renovate and expand the existing portfolio when opportunities arise
  No major expansions or redevelopments currently in process
  Make accretive acquisitions of the new mall properties
  Manage and lease properties owned by third parties
  Dispose of existing properties when appropriate

Recent Property Acquisitions

Valley View Mall,

La Crosse, Wisconsin

  Valley View acquired Sept. 2002
  Purchase price approx. $50 million
  587,000 sf GLA which includes 35,000 of GLA in a detached strip center and 256,000 sf of anchor owned GLA.
  Anchors are Sears, JC Penney, Marshall Fields and Herberger's
  Mall shop occupancy approx 92%
  Tenant sales approx $300 psf.

Wiregrass Commons Mall, Dothan, Alabama

  Wiregrass Commons acquired Nov. 2002
  Purchase price $40 million
  629,000 sf GLA which includes 403,000 square feet of anchor owned GLA.
  Anchors are Sears, JC Penney, McRae's and Parisian.
  Mall shop occupancy approx 80%
  Tenant sales approx $260 psf.

Recent Property Disposition

Carlisle Plaza Mall, Carlisle, PA
  As part of our announced plan to dispose of non-strategic assets, Carlisle Plaza Mall was sold on October 29, 2002 for $5.8 million.
  Prior period financial statements were reclassified to reflect Carlisle Mall as discontinued operations, as required by SFAS 144.
  Prior period operating statistics and FFO have also been restated to eliminate Carlisle Plaza Mall for comparability.
  The elimination of Carlisle Plaza Mall from operating statistics increased overall mall shop occupancy by 0.9% and reduced FFO for the nine months ended 9/30/02 by $0.006 per share.

Revenue Enhancements

Partnership Marketing Opportunities

  Leverage Crown's existing contracts
  Pepsi vending,
  Bank ATMs,
  Mall Directories
  Sponsors for strollers, seating areas, community rooms and children's play areas
  High margin revenue
  Produced $0.9 million in revenues in 2001 (0.5% of total revenues)

Revenue Enhancement/Third-Party Services

Alternate uses for Vacant "Big-Box" Spaces

  Black Rose Antiques and Collectibles - a Crown trade-marked retail concept
  Two antique centers currently in Crown malls
  Generated $170,000 net income from just one location in 2001

Controlling Operating Costs

Corporate office costs for 2001, and projected for 2002, down significantly from 1998's level:
  Gross costs down about 23%, or $4.6 million annual cash flow savings
  Expensed costs (net of capitalization) in 2001 generally flat with 1998
  Impact is more significant to cash flows than to earnings and FFO

Dividends

Common Dividends
  $.85 annual rate, or 9.1% yield based on November 15 closing price of $9.30
  Dividend has been increased four consecutive years

Tax treatment
  2001 dividends were 30% taxable and 70% non-taxable return of capital
  No assurance this trend will continue in the future
  But do expect a significant non-taxable portion in 2002
  Has enhanced the after tax yield for individual investors

Common Share Offering

Public Offering of Common Shares
  5,750,000 common shares issued in public offering at $8.75 per share
  Closed on June 4, 2002 (over-allotment shares sold on June 28, 2002)
  Lead underwriter - Friedman, Billings, Ramsey & Co., Inc
  Net proceeds $47.2M.
  Initially used to paydown revolving line of credit
  But longer term objective was to make mall acquisitions

Market capitalization

  $ in millions
  "Debt" to Total Market Cap:
  44% at IPO
  81% at 12/31/00
  75% at 12/31/01
  69% at 9/30/02
  "Debt" defined to include Preferred Shares
Market Capitalization	1993	1994	1995	1996	1997	1998	1999	2000	2001	09/02
Debt	$ 466	$ 478	$ 541	$ 569	$ 542	$ 670	$ 716	$ 747	$ 721	$ 731
Preferred shares	$ -	$ -	$ -	$ -	$ 125	$ 122	$ 95	$ 113	$ 128	$ 137
Common shares and units	$ 600	$ 470	$ 291	$ 278	$ 334	$ 281	$ 199	$ 217	$ 282	$ 386

Crown American vs. Mall Peer Group

Despite 64% 2001 total return and 21% YTD 2002 total return,
Considerable Multiple Growth Potential Remains for Crown
	FFO	Dividend	Payout
2002E	Multiple	Yield	Ratio

Crown American	7.0	9.0%	63%
Simon	8.9	6.5%	58%
Taubman	10.1	6.0%	61%
General Growth	9.0	5.8%	47%
Macerich	9.3	7.8%	70%
CBL & Assoc.	8.8	6.9%	52%
Glimcher	6.6	11.8%	78%
Mills	9.2	7.6%	70%
Rouse	7.9	5.2%	41%

9 Mall REIT Avg.	8.7	6.5%	55%

Source: Published research report: as of November 14, 2002

Industry in Consolidation

  Recent sector consolidation activity
  Urban acquired by Rodamco
  Westfield's public shares acquired and privatized by majority owner
  JPR acquired by General Growth
  Simon's hostile bid for Taubman
  As in other industries, smaller, focused companies may be awarded an acquisition premium
  CWN may have advantages as an aggregator of single assets as larger players pursue large portfolio acquisitions

Insider Ownership

Ownership by management and trustees continues to increase (2001 and prior restated for recent common offering):
9/30/02:	33.0%
2001:	32.9%
2000:	32.5%
1999:	32.2%
1998:	30.8%
1997:	28.6%

(all percentages restated to reflect additional common shares sold in June 2002)

One outside trustee significantly added to his position in 1999, such that he would be one of our top 10 investors

Summary

  Positive operating trends in recent years
  Increasing FFO, Occupancy, Rental Rates, and Tenant Sales
  Completed a successful common secondary offering in June 2002
  Completed two mall acquisitions and disposition of one non-strategic asset in 2nd half of 2002
  Dividend increases for four consecutive years
  Experienced management

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN AMERICAN REALTY TRUST

By: /s/ Terry L. Stevens
Name: Terry L. Stevens
Title: Executive Vice President and
Chief Financial Officer

Date: December 4, 2002